Item 9 (a)(2)
                   RICHARDSON ELECTRONICS, LTD.

                CONSENT AND LETTER OF TRANSMITTAL

                        Offer to Exchange

                               Its

8 1/4% Convertible Senior Subordinated Debentures due June 15, 2006
 (between $25,000,000 and $40,000,000 aggregate principal amount)

                             for Its

 7 1/4% Convertible Subordinated Debentures due December 15, 2006
            ($70,825,000 principal amount outstanding)

                               and

                     Solicitation of Consents
               (collectively the "Exchange Offer")

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME
               ON JANUARY 31, 1997, UNLESS EXTENDED

     To: American National Bank and Trust Company of Chicago
                          (312) 661-6055
               Anjali Gottreich or Elizabeth Nelson

                      Facsimile Transmission
                 Telephone Number (312) 661-6491

          By Mail:                                      By Hand:
American National Bank and Trust             American National Bank and Trust
      Company of Chicago                           Company of Chicago
Corporate Trust Department, 13th Floor    Corporate Trust Department, 13th Floor
      33 North LaSalle Street                   33 North LaSalle Street
       Chicago, IL 60690                           Chicago, IL 60690
Attn: Anjali Gottreich or                      Attn: Anjali Gottreich or
      Elizabeth Nelson                               Elizabeth Nelson

                      ____________________
                      SIGN THE YELLOW PAGE


     Delivery of this Consent and Letter of Transmittal to an address other than as set forth above or Transmission of Instructions via facsimile number will not constitute a valid delivery.

     The undersigned acknowledges that receipt of the Offering Circular and Consent Solicitation dated December 18, 1996 (the "Offering Circular") of Richardson Electronics, Ltd. (the "Company") and this Consent and Letter of Transmittal (the "Consent and Letter of Transmittal"), which together constitute the Company's offer (the "Offer") to exchange $1,000 principal amount of its 8-1/4% Convertible Senior Subordinated Debentures due June 15, 2006 (the "New Debentures") for each $1,000 of its 7-1/4% Subordinated Convertible Debentures due December 15, 2006 (the "Old Debentures") (the "Tender Portion" of the Exchange Offer). The Tender Portion of the Exchange Offer is for not less than $25,000,000 and not more than $40,000,000 aggregate principal amount of Old Debentures, subject to the Company's right, in its sole discretion, to accept a lesser or greater aggregate principal amount of Old Debentures for exchange. There are currently $70,825,000 aggregate principal amount of Old Debentures outstanding and held by persons other than the Company.

     The Company is also soliciting (the "Solicitation" portion of the Exchange Offer) consents ("Consents") from holders of the Old Debentures (the "Debentureholders") representing at least a majority in aggregate principal amount of the outstanding Old Debentures (the "Requisite Consents") to certain amendments described on page 15 of the Offering Circular (the "Proposed Amendments") to the indenture under which the Old Debentures were issued (the
"Old Indenture").   While the Tender Portion of the Exchange Offer is not
conditioned upon the Company receiving the Requisite Consents, the Proposed Amendments will not become effective on the remaining Old Debentures unless the current majority of the Old Debentures give such Consents. Unless otherwise specified, the term "Exchange Offer" includes the Tender Portion and the Solicitation.

     Debentureholders who exchange all or part of their Old Debentures hereby are referred to as "Exchanging Holders." Unless otherwise indicated, defined terms used in this Consent and Letter of Transmittal have the same meanings as in the Offering Circular.

     IMPORTANT: THIS CONSENT AND LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD DEBENTURES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     PLEASE READ THE ENTIRE CONSENT AND LETTER OF TRANSMITTAL
             CAREFULLY BEFORE CHECKING ANY BOX BELOW

     The Consent and Letter of Transmittal may be used either if certificates for Old Debentures are to be forwarded herewith or if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, MSTC or PHILADEP. Delivery of documents to DTC, MSTC or PHILADEP does not constitute delivery to the Exchange Agent.

     Your bank or broker can assist you in completing this form. The Instructions included with this Consent and Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular and this Consent and Letter of Transmittal may be directed to Anjali Gottreich or Elizabeth Nelson at the Exchange Agent, American National Bank and Trust Company, (312) 661-6055 or the Company.

       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Debentures indicated below. Subject to, and effective upon, the acceptance for exchange of the Old Debentures tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company) with respect to such Old Debentures with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) deliver such Old Debentures or transfer ownership of such Old Debentures on the account books maintained by The Depository Trust Company ("DTC"), the Midwest Securities Trust Company ("MSTC") or the Philadelphia Securities Depository Trust Company ("PHILADEP") and deliver, in any such case, all accompanying evidences of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Debentures to which the undersigned is entitled upon the acceptance by the Company of such Old Debentures under the Exchange Offer; and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Debentures, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Debentures tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Debentures tendered hereby. All authority conferred or agreed to be conferred in this Consent and Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Consent and Letter of Transmittal.

     Unless otherwise indicated herein under "Special Issuance and Delivery Instructions" below, please deliver New Debentures (and, if applicable, substitute Old Debentures for any principal amount of Old Debentures not tendered or accepted for exchange) in the name of the undersigned.
Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please send New Debentures (and, if applicable, substitute Old Debentures for any principal amount of Old Debentures not tendered or accepted for exchange) to the undersigned at the address shown below the signature of the undersigned. The undersigned understands that Debentureholders who deliver Old Debentures by book-entry transfer ("Book-Entry Debentureholders") may request that any Old Debentures not tendered or accepted be returned by crediting the account maintained by DTC, MSTC or PHILADEP as such Book-Entry Debentureholder may designate by making an appropriate entry under "Special Issuance and Delivery Instructions." The undersigned recognizes the Company has no obligation pursuant to the "Special Issuance and Delivery Instructions" to transfer any Old Debentures from the name of the registered holder thereof if the Company does not accept for exchange any of the principal amount of such Old Debentures.

     THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND/OR SIGNING THIS CONSENT AND LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD DEBENTURES AS SET FORTH IN THE BOX BELOW AND TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS.

                          SIGNATURE BOX
                         PLEASE SIGN HERE
       (TO BE COMPLETED BY ALL TENDERING AND/OR CONSENTING
                        DEBENTUREHOLDERS)
                    (See Instructions 1 and 3)

X  ______________________________     _____________________

X  ______________________________     _____________________
     Signature(s) of Owner(s)                     Date

   Area Code and Tel. No.:_________________________________

     Must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for Old Debentures or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): _________________________________________________

__________________________________________________________
                         (Please Print)

Capacity: ________________________________________________

Address:  ________________________________________________

__________________________________________________________
                         (Include Zip Code)

                       SIGNATURE GUARANTEE

Signature(s) Guaranteed by an Eligible Institution: ________________
(If required by Instruction 3)                    (Authorized Signature)

        ________________________________________________
                         (Title)

        ________________________________________________
                         (Name of Firm)

        Dated: ________________________________, 199__


                        TENDER AND CONSENT

     This Consent is being solicited by the Company. Holders of the Old Debentures who wish to tender Old Debentures must consent to the adoption of the Proposed Amendments.

     Box 1 I HEREBY TENDER the Old Debentures described below pursuant to the terms of the Exchange Offer, and CONSENT to the adoption of the Proposed Amendments.

     Box 2 I DO NOT DESIRE TO TENDER any Old Debentures at this time, BUT I HEREBY CONSENT to the adoption of the Proposed Amendments.

     Box 3 I DO NOT DESIRE TO TENDER any Old Debentures at this time, AND hereby WITHHOLD CONSENT to the adoption of the Proposed Amendments.

NOTE:

     Holders of Old Debentures who wish to tender Old Debentures pursuant to the Exchange Offer should: (a) check box 1; (b) complete the "Description of Old Debentures" box below; (c) complete, sign, date and mail or deliver this Consent and Letter of Transmittal to the Exchange Agent, at the appropriate address set forth above; and (d) tender their Old Debentures in accordance with one of the procedures for tendering described in the Instructions included in this Consent and Letter of Transmittal. See Instruction 1.

     Holders of Old Debentures who do not desire to tender any Old Debentures but wish to consent or withhold consent to the adoption of the Proposed Amendments should: (a) check Box 2 or Box 3, as appropriate; (b) complete the "Description of Old Debentures" below; and (c) complete, sign, date and mail or deliver this Consent and Letter of Transmittal to the Exchange Agent, at the appropriate address set forth above.

     If no box is checked above but this Consent and Letter of Transmittal is otherwise completed, signed and dated, the undersigned will be deemed to have consented to the adoption of the Proposed Amendments.




                  DESCRIPTION OF OLD DEBENTURES

Name(s) and
Addresses(s) of                                         PRINCIPAL AMOUNT
Registered Holder(s)                  Principal Amount  TENDERED**
(Please fill in,       Certificate    Represented by    (Must be an integral
if blank)               Number(s)*    Certificate(s)*    multiple of $1,000)









                                          Total



*    Need not be completed by Book-Entry Debentureholders (see below).

** Unless otherwise indicated in this column, a holder will be deemed to have tendered the entire principal amount represented by the Old Debentures indicated in the third column. See Instruction 3.

     CHECK HERE IF TENDERED OLD DEBENTURES ARE ENCLOSED HEREWITH.

     CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY
     BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE
     EXCHANGE AGENT WITH A TRUST COMPANY SPECIFIED BELOW AND
     COMPLETE THE FOLLOWING:

     Name of Tendering Institution: _____________________________

       DTC      MSTC        PHILADEP (check one) Account Number: __________

     Transaction Code Number: ___________________________________

     CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED
     PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE
     FOLLOWING (See Instruction 1):

     Name of Registered Owner(s): _______________________________

     Date of Execution of Notice of Guaranteed Delivery: ________

     Name of Institution which guaranteed delivery: _____________

       DTC      MSTC        PHILADEP (check one if applicable)

     Account Number (if delivered by book-entry transfer: __________



SPECIAL ISSUANCE AND DELIVERY
INSTRUCTIONS
(See Instructions 3 and 4)

  To be completed ONLY if certificates for any principal amount of Old Debentures not tendered or accepted and/or New Debentures are to be registered in the name of and sent to someone other than the person whose signature appears in the Signature Box of this Consent and Letter of Transmittal or if Old Debentures delivered by book-entry transfer which are not tendered or accepted are to be returned by credit to an account maintained by DTC, MSTC or PHILADEP.

Issue and mail:
(check appropriate box(es)):
  New Debentures to:
  Old Debentures to:
  Credit untendered or
unaccepted Old Debentures
delivered by book-entry
transfer to the
    DTC,    MSTC or   PHILADEP
 (check one) account set forth
below:

Name(s) _________________________
          (Please print)

_________________________________
          (Please print)
Address:_________________________

_________________________________
                    Zip Code

_________________________________
(DTC, MSTC, or PHILADEP Account Number)

_________________________________
Employer Identification or
Social Security No.



SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)


  To be completed ONLY if certificates for any principal amount of Old Debentures not tendered or accepted and/or New Debentures registered in the name of the person whose signature appears in the Signature
Box of this Consent and Letter of Transmittal are to be sent to someone other than such person or to such person at an address other than that shown in the box entitled "Description of Old Debentures" on the face of this Consent and Letter of Transmittal.

Mail or deliver:
(check appropriate box(es)):
  New Debentures to:

  Old Debentures to:


Name(s) __________________________
          (Please print)

__________________________________
          (Please print)
Address: _________________________

__________________________________
                    Zip Code

__________________________________
Employer Identification or
Social Security No.



        TO BE COMPLETED BY ALL TENDERING DEBENTUREHOLDERS
                       (See Instruction 5)

            PAYOR'S NAME: RICHARDSON ELECTRONICS, LTD.


SUBSTITUTE

Form W-9
Department of the Treasury
Internal Revenue Service
Payor's Request for
Taxpayer Identification
Number (TIN)

Part 1 -- PLEASE PROVIDE
YOUR TIN IN THE BOX AT
RIGHT AND CERTIFY BY
SIGNING AND DATING BELOW.


Social Security Number

OR

Employer Identification Number


Part 2 - Awaiting TIN


CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal revenue Service has notified me that I am no longer subject to backup withholding and (3) any other information provided on this form is true and correct.

Signature: ___________________________    Date:  __________________________

___________________________________________________________________________

You must cross out Item (2) above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been advised by the Internal Revenue Service that such withholding has been terminated.


                           INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

     1. Delivery of the Consent and Letter of Transmittal and Certificates. Certificates for Old Debentures, or any book-entry transfer into the Exchange Agent's account at DTC of tendered Old Debentures, as well as properly completed and duly executed copies of this Consent and Letter of Transmittal (or facsimile thereof) and Substitute Form W-9 and any other documents required by this Consent and Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein or, in the case of tenders by book-entry transfer, confirmed to the Exchange Agent on or prior to the Expiration Date (as defined in the Offering Circular). THE METHOD OF DELIVERY OF THIS TRANSMITTAL, THE OLD DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE EXCHANGING HOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD DEBENTURES ARE DELIVERED BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED.

     Any questions as to validity, form, eligibility and acceptance of any exchange hereunder will be determined by the Company (which may delegate such power in whole or in part to the Exchange Agent) and such determination shall be final and binding. All Exchanging Holders, by execution of this Consent and Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of their tendered Old Debentures for exchange.

     2. Partial Exchanges; Withdrawals. Exchanges of Old Debentures will be accepted only in units (multiples of $1,000).
If less than the entire principal amount of any Old Debentures evidenced by a submitted certificate is to be exchanged, the Exchanging Holder should fill in the principal amount of Old Debentures which are to be exchanged in the boxes entitled "Principal Amount Tendered." A certificate for the principal amount of Old Debentures not so exchanged will be sent to such Exchanging Holder, unless otherwise provided in this Consent and Letter of Transmittal, as soon as practicable following the Expiration Date. The entire principal amount of all Old Debentures delivered to the Agent will be exchanged unless otherwise indicated or unless more than the principal amount of Old Debentures to be accepted by the Company have been offered for exchange under the Exchange Offer, in which case there shall be a pro rata allocation of the Old Debentures to be exchanged. If less than the minimum amount of Old Debentures to be accepted by the Company have been offered for exchange they shall be returned to the Exchanging Holder unless the Company determines to accept such lesser amount.

     Tenders of Old Debentures made in accordance with the Exchange Offer are irrevocable, except that any holder of Old Debentures who has tendered Old Debentures may withdraw the tender at any time prior to 12:00 Midnight, New York City time, on the Expiration Date and, unless such tender has been previously accepted, at any time after 12:00 Midnight, New York City time, February 28, 1997, by delivery of written notice of withdrawal, to the Exchange Agent.

     If the Company extends the Exchange Offer, is delayed in its acceptance for exchange or is unable to accept Old Debentures for exchange pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights under the Exchange Offer, the Exchange Agent may, nevertheless, on behalf of the Company, retain tendered Old Debentures, and such Old Debentures may not be withdrawn except to the extent that tendering registered holders are entitled to withdrawal rights as described herein.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at the address set forth above, must have a guaranteed signature included thereon (unless not required by the terms set forth under "Procedures for Tendering" in the Offering Circular) and must specify the name of the person having tendered the Old Debentures to be withdrawn and the name of the registered holder, if different from that of the person who tendered such Old Debentures, and the aggregate principal amount of Old Debentures to be withdrawn. If Old Debentures have been delivered or otherwise identified to the Exchange Agent, the name of the registered holder and the serial numbers of the particular certificate(s) evidencing the Old Debentures withdrawn must also be so furnished to the Exchange Agent as aforesaid prior to the physical release of the certificate(s) for the withdrawn Old Debentures. If Old Debentures have been tendered pursuant to the procedures for book entry tender as set forth herein, any notice of withdrawal must also specify the name and number of the account at the appropriate Book Entry Transfer Facility to be credited with the withdrawn Old Debentures. Withdrawals of tenders of Old Debentures may not be rescinded, and any Old Debentures withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Debentures may be retendered by again following one of the procedures described herein at any time prior to 12:00 Midnight, New York City time, on the Expiration Date.

     The withdrawal of Old Debentures will not constitute a revocation of the Consent to the Proposed Amendments with respect to the withdrawn Old Debentures, unless the procedures for revocation of Consents described below are followed.

     Any holder of Old Debentures who has consented to (or whose predecessor in interest with respect to such Old Debentures has consented to) the adoption of the Proposed Amendments may revoke such Consent by delivering written notice of such revocation to the Exchange Agent at any time prior to the delivery to the Trustee by the Company of certification that the Requisite Consents have been received. If such holder has tendered his Old Debentures for exchange he must also properly withdraw his tender of such Old Debentures for exchange in accordance with the procedures specified above. Failure to withdraw the tendered Old Debentures properly shall render the withdrawal of Consent ineffective. The Exchange Agent shall promptly deliver any such valid notice of revocation of Consent to the Trustee. Any such notice of revocation should indicate the certificate number or numbers of the Old Debentures to which it relates and the aggregate principal amount represented by such Old Debentures and must be signed by the holder in the same manner as the original Consent or be accompanied by evidence satisfactory to the Company that the holder revoking such Consent succeeded to ownership of such Old Debentures or otherwise has the power to revoke such Consent. The revocation of a Consent shall be effective with respect to the Old Debentures to which it relates, unless otherwise specified in the notice of revocation.

     All questions as to the validity (including time of receipt) of notices of withdrawal or revocation of any Consent will be determined by the Company, whose determination will be final and binding. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or revocation or incur any liability for failure to give any such notification.

     3. Signatures on this Consent and Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signature. If this Consent and Letter of Transmittal is signed by the registered holder(s) of the Old Debentures exchanged hereby, the signature must correspond with the name(s) as written on the face of the certificate without alteration, enlargement or any change whatsoever.

     If any of the Old Debentures exchanged hereby are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal.

     If any exchanged Old Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different registrations of certificates.

     When this Consent and Letter of Transmittal is signed by the registered holder or holders of Old Debentures listed and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, certificates for the New Debentures are to be issued, or certificates for Old Debentures for principal amounts not exchanged are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required with signatures guaranteed by an Eligible Institution.

     If this Consent and Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) listed, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the certificate(s), with signatures guaranteed by an Eligible Institution sufficient to establish a chain of assignments to the Exchanging Holder.

     Exchanging Holders who are not holders of record should (a) obtain a properly completed Consent and Letter of Transmittal from the record holder, (b) obtain and include with the Consent and Letter of Transmittal a properly completed bond power from the record holder with signatures guaranteed by an Eligible Institution, or (c) effect a record transfer of their Old Debentures prior to the Expiration Date. Any Old Debentures properly tendered prior to the Expiration Date accompanied by a properly completed Consent and Letter of Transmittal will be transferred of record on the Expiration Date of accepted for exchange.

     If this Consent and Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD DEBENTURES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 OR SIGNATURES OF THOSE REGISTERED HOLDERS WHO HAVE COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS CONSENT AND LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     SIGNATURES ON THIS CONSENT AND LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD DEBENTURES ARE TENDERED: (i) BY A REGISTERED HOLDER OF SUCH OLD DEBENTURES (WHICH TERM, FOR PURPOSES OF THIS LETTER, SHALL INCLUDE ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF OLD DEBENTURES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS CONSENT AND LETTER OF TRANSMITTAL; OR (ii) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

     4. Special Issuance, Payment and Delivery Instructions. Exchanging Holders should indicate in the applicable box the name and address to which the New Debentures and/or substitute Old Debentures for principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Consent and Letter of Transmittal.

     5. Tax Identification Number. Federal income tax law requires that an Exchanging Holder must provide the payer with his correct taxpayer identification number ("TIN"), which, in the case of an individual, is his social security number. If the payer is not provided with the correct TIN, the Exchanging Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payment for any interest with respect to the New Debentures may be subject to backup withholding in an amount equal to 20% of any such payment made to a holder of the New Debentures. Certain Exchanging Holders (including, amount others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     To prevent backup withholding, each tendering Debentureholder must provide his correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct
(or that such Debentureholder is awaiting a TIN) and that (i) the Debentureholder has not been notified by the Internal Revenue
Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal
Revenue Service has notified the Debentureholder that he is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Debentureholders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old
Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, and write "applied for" in lieu of your TIN. If you do not provide your TIN to the payor within 60 days, backup withholding will begin and continue until you furnish your TIN to the payor.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and sale of Old Debentures to it or its order pursuant to the Exchange Offer. If however, New Debentures and/or substitute Old Debentures for principal amounts not tendered are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Debentures tendered hereby, or if tendered Old Debentures are registered in the name of any person other than the person signing this Consent and Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and sale of Old Debentures to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering Debentureholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Debentureholder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Consent and Letter of Transmittal.

     7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any of the conditions enumerated in the Offering Circular.

     8. No Conditional Offers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Debentureholders, by execution of this Consent and Letter of Transmittal (or a facsimile thereof), shall waive any right to receive notice of the acceptance of their Old Debentures for exchange.

     The Company, Exchange Agent or any other person is not obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. Mutilated, Lost, Stolen or Destroyed Old Debentures. Any Debentureholder whose Old Debentures have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Offering Circular and this Consent and Letter of Transmittal, may be directed to Anjali Gottreich or Elizabeth Nelson at the Exchange Agent at (312) 661-6055.

     In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Offering Circular and this Consent and Letter of Transmittal, may be directed to William G. Seils, Senior Vice President, General Counsel and Secretary of the Company, at Richardson Electronics, Ltd., 40W267 Keslinger Road, LaFox, Illinois 60147, telephone (630) 208-2370.


     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                  NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor. - Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


For this type of account:       Give the SOCIAL SECURITY number of -

1.  An individual's             The individual (1)
 account

2.  Two or more                 The actual owner of the
 individuals (joint             account or, if combined
 account)                       funds, any one of the
                                individuals (1)

3.  Husband and wife            The actual owner of the
 (joint account)                account or, if joint funds,
                                either person (1)

4.  Custodian account of        The minor (2)
 a minor (Uniform Gift
to Minors Act)

5.  Adult and minor             The adult or, if the minor is
(joint account)                 the ony contributor, the
                                minor (1)

6.  Account in the name of      The ward, minor, or
guardian or committee for a     incompetent person (3)
designated ward, minor,
or incompetent person

7. a. The usual revocable       The grantor-trustee (1)
savings trust
account (grantor is
also trustee)

b. So-called trust              The actual owner (1)
account that is not a
legal or valid trust
under State law.

8. Sole proprietorship          The owner (4)
 account

9.  A valid trust,              The legal entity (Do not
estate, or pension              furnish the identifying
trust                           number of the personal
                                representative or trustee
                                unless the legal entity
                                itself is not designated
                                in the account title.) (5)

10.  Corporate account          The corporation

11.  Religious, charitable,     The organization
or educational
organization account

12.  Partnership account        The partnership
held in the name of the
business

13.  Association, club,         The organization
or other tax-exempt
organization

14.  A broker or                The broker or nominee
registered nominee

15.  Account with the           The public entity
Department of Agriculture
in the name of a public entity
(such as a State or local
government, school district,
or prison) that receives
agricultural program
payments


1.   List first and circle the name of the person whose number you furnish.
2.   Circle the minor's name and furnish the minor's social security number
3. Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
4.   Show the name of the owner.
5. List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name the number will be considered to be that of the first name listed.


            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                  NUMBER ON SUBSTITUTE FORM W-9

                              Page 2

Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue
Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
     A corporation.
     A financial institution.
     An organization exempt from tax under section
     501(a), or an individual retirement plan.
     The United States or any agency or instrumentality thereof.
     A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
     An international organization or any agency, or instrumentality thereof.
     A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     A real estate investment trust.
     A common trust fund operated by a bank under
     section 584(a).
     An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
     An entity registered at all times under the Investment Company Act of 1940.
     A foreign central bank of issue.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
     Payments to nonresident aliens subject to withholding under section 1441.
     Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     Payments of patronage dividends where the amount received is not paid in money.
     Payments made by certain foreign organizations.
     Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
     Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
     Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     Payments described in section 6049(b)(5) to nonresident aliens.
     Payments on tax-free covenant bonds under section
     1451.
     Payments made by certain foreign organizations.
     Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS
FORM WITH THE PAYER, FURNISH YOUR TAXPAYER
IDENTIFICATION NUMBER, WRITE "EXEMPT" ON
THE FACE OF THE FORM, AND RETURN IT TO
THE PAYER.  IF THE PAYMENTS ARE INTEREST,
DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO
SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. - Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number.- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments.
- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information with Respect to Withholding.- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifyin Information.- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE INTERNAL REVENUE
SERVICE